UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2023

1606 CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53425	86-1497346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 E. Camelback Rd Suite 150

Phoenix, AZ 85016

(Address of Principal Executive Offices) (Zip Code)

(602) 481-1544

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CBDW	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 20, 2023, Mr. Lambrecht, the sole Board member appointed pursuant to the Company’s bylaws, Mr. Govindan Gowrishankar and Mr. Venu Aravamudan, as independent members of the Board of Directors. Mr. Lambrecht also appointed his son Austen as a Director. All members will remain on the Board until the next election of the shareholders.

Mr. Gowrishankar, 57 years of age, is an entrepreneur and experienced executive who has grown companies and teams. He is a strong business development professional, skilled in SAAS, Mobile Advertising, Mobile Content, E-commerce, and Venture Capital. Mr. Gowrishankar has and does serve boards of both Public and Private companies.

Venu Aravamudan, 58 years of age, has in excess of 30 years of experience as a software engineering and products leader delivering leading-edge offerings for enterprise customers. He was most recently SVP of engineering for Oracle's cloud platform and identity, leading a team of more than 1800 engineers. Prior roles have included SVP & GM at F5 Networks where he developed the first generation of F5's cloud services offerings, General Manager at Amazon/AWS RDS leading cloud database offerings, and similar senior roles at Limelight Networks, VMware, and Microsoft. Venu has a master's Degree in Applied Math from Rensselaer Polytechnic Institute (RPI) and an undergraduate in engineering from the Indian Institute of Technology (IIT).

Austen Lambrecht, 25 years of age, started at Single Point working with the company in research and development with the solar and hemp subsidiaries. After the spin-off from SinglePoint, he worked under the CEO at 1606 Corp in business development and acquisition.  Austen has been the Vice President of Operations since June of 2021. His includes sales, marketing, and investor relations. He attended the W.P. Carey School of Business at Arizona State University with a focus on Sports Business.

There is no compensation at this time for Directors.

There are no transactions involving the newly appointed Directors that are reportable under Item 404(a) of Regulation S-K for the purposes of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its  behalf by the undersigned hereunto duly authorized.

Registrant	1606 Corporation

Date: January 23, 2023	By:	/s/ Greg Lambrecht
Greg Lambrecht
Chief Executive Officer (Principal Executive Officer) and Director

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